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                                                                    Exhibit 23.1


                         Consent of Hausser + Taylor LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated February 13, 2003 included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-40341 and 333-71855.


                                        HAUSSER + TAYLOR LLP


Cleveland, Ohio
March 21, 2003